UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: July 5, 2016

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
As reported on the Company’s Current Report on Form 8-K filed on June 30, 2016, on June 27, 2016, the Company entered into a Secured Revolving Loan with Sillerman Investment Company VI, LLC (the “Secured Revolving Loan”). The Company borrowed an additional $255,000 under the Secured Revolving Loan. A total of $390,000 has been advanced under the May 16 Secured Revolving Loan.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 5, 2016, Function(x) Inc. (the “Company”) entered into an employment agreement with Michelle Lanken, who will become the Company’s Chief Financial Officer.
Ms. Lanken previously worked as a consultant for The Siegfried Group, LLC. Prior to that he worked at Saba Software, Inc., as Accounting Manager from May 2011 until September 2013, and as a finance consultant from March 2014 until March 2015. Between September 2013 and March 2014, she was the Assistant Controller at Dome Construction Corporation. From January 2010 to May 2011, she provided finance and accounting consulting services Cisco Systems, The Gap, and Wells Fargo Corporation. Ms. Lanken served as Senior Manager, Accounting Policy at Charles Schwab from September 2008 to November 2009, as Assistant Controller at bebe Stores, Inc. from March 2007 to September 2008, and at various positions at KPMG LLP from August 2001 to March 2007. She has extensive experience in the preparation of SEC filings, financial statements, accounting and audit management, budgeting, payroll and benefits management, and implementation and monitoring of accounting standards. Ms. Lanken is a Certified Public Accountant in the State of California and holds a B.S. in Business Administration with a Concentration in Accounting from California Polytechnic State University.
Ms. Lanken has no family relationships with any director, executive officer or person nominated or chosen by the Company to become director or executive officer of the Company. Ms. Lanken is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Lanken’s employment agreement calls for a base salary of $250,000 and an annual bonus of $50,000, payable in restricted shares of Company common stock. A copy of her employment agreement is attached as Exhibit 10.12.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description

10.1        Employment Agreement of Michelle Lanken

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNCTION(X) INC.

Date: July 6, 2016	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President